Exhibit 10.36

[Mesa, AZ]

GUARANTY OF OBLIGATIONS

The undersigned, The Ensign Group, Inc., a Delaware corporation ("Guarantor"), as a material and necessary inducement to HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Owner"), to (i) acquire certain property (the "Property") pursuant to a Contract of Acquisition, dated as of January    , 2003, with BROWN ROAD SENIOR HOUSING LLC, a Nevada limited liability company ("Seller") (as the same may be amended, supplemented or otherwise modified from time to time, the "Acquisition Agreement"), and (ii) enter into a Lease, of even date herewith, with MOENIUM HOLDINGS LLC, a Nevada limited liability company ("Lessee"), as Lessee, covering the Property (as the same may be amended, supplemented or otherwise modified from time to time, the "Lease"), hereby agrees as follows:

        1.     Guarantor hereby unconditionally and irrevocably guarantees to Owner:

          (a)   the payment when due of all costs, expenses, fees, rents and other sums payable by Seller under the Acquisition Agreement and Lessee under the Lease (collectively, the "Documents") and the full, faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by Seller and Lessee, as applicable, under any of the Documents, including, without limitation, (i) any and all indemnification and insurance obligations, (ii) all obligations to operate, repurchase, rebuild, restore or replace the Property or any facilities or improvements now or hereafter constituting a portion of the Property, (iii) all obligations of the lessee under the Lease resulting from the exercise of any renewal or extension option under the Lease, and (iv) all obligations of the lessee to purchase the Property upon exercise of any option to purchase or right of first refusal under the Lease; and

          (b)   the payment, on demand, of any fees, costs and charges of enforcement of the Documents, and the preservation and protection of Property and collateral from Lessee, if any, which would be owing by Seller or Lessee under clause (a) above, but for the effect of the federal Bankruptcy Code or any other state or local debtor relief law.

The foregoing obligations are hereafter collectively referred to as the "Guaranteed Obligations." The Guaranteed Obligations shall not be reduced by any payments or performance made by any other guarantor or surety, the retention or receipt of any collateral, letter of credit or bond securing or otherwise supporting the Guaranteed Obligations, or the receipt of any proceeds thereof. In the event of the failure of Seller or Lessee to pay or perform any of the Guaranteed Obligations when due, Guarantor shall forthwith pay or perform the same, as applicable, and pay all damages that may result from the non-payment or non-performance thereof to the full extent provided under each of the Documents. Guarantor acknowledges that the Guaranteed Obligations may exceed the payment or performance obligations of Seller and Lessee under the Documents. Payment by Guarantor shall be made to Owner in immediately available federal funds to an account designated by Owner.

        2.     Guarantor represents, warrants and covenants that:

          (a)   Guarantor is duly organized/formed, validly existing and, to the extent applicable, in good standing under the laws of its state of organization/formation, is qualified to do business and, to the extent applicable, in good standing in the State of Arizona, and has full power, authority and legal right to execute and to deliver and to perform and observe the obligations and provisions of this Guaranty;

          (b)   this Guaranty has been duly authorized, executed and delivered by Guarantor, and constitutes the valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms;

          (c)   Guarantor is solvent, has timely and accurately filed all tax returns required to be filed by it and is not in default in the payment of any taxes levied or assessed against it or any of its assets, or subject to any judgment, audit, order, decree, rule or regulation of any Governmental Authority (as defined in the Acquisition Agreement) which would, in each case or in the aggregate, adversely affect Guarantor's condition, financial or otherwise, or Guarantor's prospects, or the transactions contemplated under the Documents;

          (d)   no consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery by Guarantor of this Guaranty, or for the performance by or the validity or enforceability hereof against Guarantor;

          (e)   there are no actions, proceedings or investigations, including Condemnation (as defined in the Lease) proceedings or tax audits, pending or threatened, against or affecting Guarantor, seeking to enjoin, challenge or collect damages in connection with the transactions contemplated under the Documents or which could reasonably be expected to materially and adversely affect the financial condition or operations of Guarantor or the ability of Guarantor to carry out its obligations under this Guaranty;

          (f)    Guarantor has delivered to Owner copies of its financial statements dated as of a date no more than sixty (60) days prior to the date hereof. Such financial statements are true, correct and complete in all material respects, have been prepared from and in accordance with the books and records of Guarantor and fairly present the financial position and, to the extent applicable, the results of Guarantor's operations at the date(s) and for the period(s) indicated;

          (g)   since the date of Guarantor's financial statements, there has been no material adverse change in the financial condition of Guarantor from that disclosed in its financial statements described in Section 2(f) above;

          (h)   Guarantor has delivered to Owner copies of all of the Organizational Documents (as defined in the Acquisition Agreement) of Guarantor. Such Organizational Documents are true, correct and complete in all material respects; and

          (i)    neither this Guaranty nor any certificate, statement or other document furnished or to be furnished to Owner by or on behalf of Guarantor in connection with the transactions contemplated under the Documents contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

        3.     Guarantor hereby unconditionally and irrevocably indemnifies, protects and agrees to defend and hold harmless Owner from and against any and all loss, cost or expense, including costs and reasonable legal fees, arising from the breach or violation of any representation or warranty of Guarantor hereunder.

        4.     In such manner, upon such terms and at such times as Owner in its sole discretion deems necessary or expedient, and without notice to or consent by Guarantor, which notice and consent are hereby expressly waived by Guarantor, Owner may alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any Guaranteed Obligation; extend, amend or terminate any of the Documents; release Seller or Lessee or any other party to a Document by consent to any assignment (or otherwise) as to all or any portion of the Guaranteed Obligations; release, substitute or add any one or more guarantors, lessees or sublessees (including by consent to sublease or otherwise); accept additional or substituted security for any Guaranteed Obligation; or release or subordinate any security for any Guaranteed Obligation. No exercise or non-exercise by Owner of any right hereby given Owner, no neglect or delay in connection with exercising any such right, no dealing by Owner with Seller or Lessee, any other guarantor or any other Person (as defined in the Lease), and no change, impairment, release or suspension of any right or remedy of Owner against any Person, including Seller or Lessee and any other guarantor or other Person, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse or right of offset against Owner. If Owner has exculpated Seller or Lessee or any other party to a Document from liability in whole or in part and/or agreed to look solely to the Property, any security for the Guaranteed Obligations or any other asset for the satisfaction of the Guaranteed Obligations, such exculpation and/or agreement shall not affect the obligations of Guarantor hereunder, it being understood that Guarantor's obligations hereunder are independent of the obligations of Seller, Lessee, any other guarantor and any other party to a Document, and are to be construed as if no such exculpation or agreement had been given to Seller or Lessee, any other guarantor or any other party to a Document. It is further understood and agreed that if any such exculpation or agreement has been or at any time hereafter is given to Seller or Lessee, any other guarantor or any other party to a Document, Owner has done or will do so in reliance upon the agreement of Guarantor expressed herein.

        5.     In addition to and without derogation of or limitation on any liens and rights of set-off given to Owner by law against any property of Seller, Lessee, Guarantor and any other guarantor or other Person, Owner shall have a general lien on and security interest in and a right of set-off against all property of Guarantor now or hereafter in the possession of or under the control of Owner, whether held in a general or special account, on deposit, held for safekeeping or otherwise in the possession of or under the control of Owner. Each such lien, security interest and right of set-off may be enforced or exercised without demand upon or notice to Guarantor, shall continue in full force unless specifically waived or released by Owner in writing and shall not be deemed waived by any conduct of Owner, by any failure of Owner to exercise any such right of set-off or to enforce any such lien or security interest or by any neglect or delay in so doing.

        6.     Guarantor hereby waives and relinquishes all rights and remedies now or hereafter accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provision, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, (a) any right to require Owner to proceed against Seller or Lessee, any other guarantor or any other Person or to proceed against or exhaust any security held by Owner at any time or to pursue any other remedy in Owner's power before proceeding against Guarantor; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Seller, Lessee or any other Person, or any defect in the formation of Seller, Lessee or any other Person; (c) any defense that may arise by reason of the incapacity, lack of authority, insolvency, bankruptcy, death or disability of any other guarantor or other Person or the failure of Owner to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other guarantor or other Person; (d) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Seller, Lessee or any other party to a Document, or any creditor thereof, or on the part of any other guarantor or other Person under any other instrument in connection with any obligation or evidence of indebtedness held by Owner or in connection with any Guaranteed Obligation; (e) any defense based upon an election of remedies by Owner which destroys or otherwise impairs any subrogation rights of Guarantor or any right of Guarantor to proceed against Seller, Lessee or any other party to a Document for reimbursement, or both; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (g) any duty on the part of Owner to disclose to Guarantor any facts Owner may now or hereafter know about Seller, Lessee or any other party to a Document, regardless of whether Owner has reason to believe that any such fact materially increases the risk beyond that which Guarantor intends to assume or has reason to believe that any such fact is unknown to Guarantor or has a reasonable opportunity to communicate such fact to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Seller, Lessee and all other parties to the Documents and of all circumstances bearing on the risk of non-payment or non-performance of any Guaranteed Obligation; (h) any defense arising because of Owner's election, in any proceeding instituted under the federal

Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code; (i) any defense based upon the validity or enforceability of, or change in, this Guaranty, or any Document; (j) any defense or rights arising under any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law or requirement, which may delay, prevent or otherwise affect the performance by Guarantor of any of the Guaranteed Obligations; (k) diligence, presentment and demand; (l) any requirement to mitigate any damages resulting from any default under any of the Documents; and (m) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code. Without limiting the generality of the foregoing or any other provision hereof, Guarantor hereby expressly waives any and all benefits which might otherwise be available to guarantors under the laws of the State of Arizona including, in each instance to the extent such laws, or any one of them, are applicable to this Guaranty, any of the Documents or any of the Guaranteed Obligations.

        7.     Until all of the Guaranteed Obligations have been satisfied and discharged in full, Guarantor shall not exercise its right of subrogation and Guarantor hereby waives any right to enforce any remedy which Owner now has or may hereafter have against Seller or Lessee, any other guarantor or any other party to a Document and any benefit of, and any right to participate in, any security or other assets now or hereafter held by Owner with respect to any of the Documents.

        8.     All existing and future indebtedness and other obligations to Guarantor of Seller, Lessee and each other party to a Document and the right of Guarantor to withdraw any capital invested by Guarantor in Seller and/or Lessee is hereby subordinated to the Guaranteed Obligations. From and after the occurrence of any event of default under any of the Documents, no portion of such subordinated indebtedness or capital shall be paid or withdrawn, nor will Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital, without the prior written consent of Owner. At Owner's request, Guarantor shall cause Seller, Lessee or such other party to pay to Owner all or any part of such subordinated indebtedness or capital which Guarantor is entitled to withdraw for application by Owner to the Guaranteed Obligations. Any payment of such subordinated indebtedness and any capital which Guarantor is entitled to withdraw which is received by Guarantor after receipt of the above-referenced request shall be received by Guarantor in trust for Owner, and Guarantor shall cause the same to be paid immediately to Owner on account of the Guaranteed Obligations. No such payment shall reduce or affect in any manner the liability of Guarantor under this Guaranty.

        9.     Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims which Guarantor may have against Seller, Lessee or any other party to a Document or relating to any indebtedness or obligations of Seller, Lessee or any other party to a Document to Guarantor and will assign to Owner all rights of Guarantor thereunder. If Guarantor does not file any such claim, Owner, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Owner's discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Owner's nominee. The foregoing power of attorney is coupled with an interest and is irrevocable. Owner or its nominee shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to Owner the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Owner all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Owner receives cash in full or property acceptable to Owner by reason of such payment or distribution. If Owner receives anything under this Guaranty other than cash in full or property acceptable to Owner, the same shall be held as collateral for amounts due under this Guaranty.

        10.   With or without notice to Guarantor, Owner, in Owner's sole discretion and at any time and from time to time and in such manner and upon such terms as Owner deems fit, may (a) apply any or all payments or recoveries from Seller or Lessee or from any other guarantor or party to a Document or realized from any security, in such manner and order of priority as Owner may determine, to any indebtedness or obligation of Seller or Lessee with respect to any of the Documents, whether or not such indebtedness or obligation is a Guaranteed Obligation or is otherwise secured or is due at the time of such application, and (b) refund to Seller or Lessee any payment received by Owner under either Document.

        11.   The amount of Guarantor's liability and all rights, powers and remedies of Owner hereunder and under any other agreement now or at any time hereafter in force between Owner and Guarantor, including, without limitation, any other guaranty executed by Guarantor relating to any indebtedness or other obligation of Seller or Lessee to Owner, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Owner by law. This Guaranty is in addition to and exclusive of any other guaranty of the Guaranteed Obligations, including, without limitation, any other guaranty.

        12.   The obligations of Guarantor hereunder are primary, direct and independent of the obligations of Seller, Lessee and any other party to a Document, including, without limitation, any other guarantor, and, in the event of any default under any of the Documents following the expiration of any grace period, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Seller, Lessee or any other party to a Document, including, without limitation, any other guarantor, is joined therein or a separate action or actions are brought against Seller, Lessee or any other party to a Document, including, without limitation, any other guarantor. Owner may maintain successive actions for other defaults. Owner's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all Guaranteed Obligations have been paid in full in cash or performed in full.

        13.   Guarantor shall pay to Owner reasonable attorneys' fees and all costs and other expenses which Owner expends or incurs in collecting or compromising or enforcing payment or performance of the Guaranteed Obligations or in enforcing this Guaranty, whether or not suit is filed, including, without limitation, all reasonable attorneys' fees and all costs and other expenses expended or incurred by Owner in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Guarantor which in any way affects the exercise by Owner of its rights and remedies hereunder.

        14.   If any provision or portion of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion hereof shall be deemed stricken and severed from this Guaranty, and the remaining provisions and portions hereof shall continue in full force and effect.

        15.   This Guaranty shall inure to the benefit of Owner, its successors and assigns, including, without limitation, the assignees of any of the Guaranteed Obligations, and any subsequent owners or encumbrancers of the Property, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of Guarantor, whether by operation of law or otherwise; provided, however, that Guarantor may not, without Owner's prior written consent, which such consent may be granted or withheld in Owner's sole discretion, assign or transfer any of its rights, powers, duties or obligations hereunder. This Guaranty may be assigned by Owner with respect to all or any portion of the Guaranteed Obligations to any subsequent owners or encumbrancers of the Property. When so assigned, Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting the liability of Guarantor hereunder with respect to any of the Guaranteed Obligations retained by Owner.

        16.   No provision of this Guaranty or right of Owner hereunder can be waived in whole or in part, nor can Guarantor be released from its obligations hereunder, except by a writing duly executed by an authorized officer of Owner.

        17.   When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The terms "Seller" and "Lessee," as used herein, shall mean the parties herein so named and their respective successors and assigns, whether by operation of law or otherwise, including, without limitation, a debtor in possession under Chapter 11 of the federal Bankruptcy Code and any other Person(s) at any time assuming or succeeding to all or substantially all of the Guaranteed Obligations. If more than one Person is a Guarantor hereunder, the obligations of all such Persons shall be joint and several.

        18.   Guarantor represents and warrants that the value of the consideration received, and to be received, by Guarantor in connection with the transactions contemplated under the Documents is worth at least as much as the liabilities and obligations of Guarantor under this Guaranty, and that such liabilities and obligations are expected to benefit Guarantor either directly or indirectly.

        19.   EXCEPT WHERE FEDERAL LAW IS APPLICABLE AND UNLESS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. In addition, the applicable arbitration provisions set forth in Article XLIV of the Lease are hereby incorporated into and made part of this Guaranty by this reference and shall govern any controversy, dispute or claim of whatsoever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Guaranty.

        20.   EACH OF GUARANTOR AND OWNER, BY OWNER'S ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF ARIZONA. EACH OF GUARANTOR AND OWNER, BY OWNER'S ACCEPTANCE OF THIS GUARANTY, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OWNER AND GUARANTOR WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF GUARANTOR AND OWNER, BY OWNER'S ACCEPTANCE OF THIS GUARANTY, HEREBY AGREES AND CONSENTS THAT, SUBJECT TO THE LAST SENTENCE OF SECTION 19 ABOVE, ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND/OR OWNER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Guarantor's Initials:

        21.   Except as provided in any other written agreement now or at any time hereafter in force between Owner and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Owner with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Owner or Guarantor unless expressed herein.

        22.   This Guaranty shall remain in full force and effect and continue to be effective in the event any petition is filed by or against Seller or Lessee, any other party to a Document or Guarantor for liquidation or reorganization, in the event Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of the assets of Seller or Lessee, any other party to a Document or Guarantor, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Owner, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        23.   Guarantor will from time to time promptly execute and deliver all further instruments and take all further action that may be necessary or desirable, or that Owner may reasonably request, in order to enable Owner to exercise and enforce its rights and remedies under this Guaranty or to carry out the provisions and purposes hereof.

        24.   Any notice, demand and other communication hereunder shall be given in accordance with the provisions therefor set forth in the Lease, except that for purposes of this Guaranty the address for notice for Guarantor is set forth below its signature hereto.

EXECUTED as of this    day of January, 2003.

"Guarantor"

THE ENSIGN GROUP, INC., a Delaware corporation
By:	/s/ CHRISTOPHER R. CHRISTENSEN
Its:	President